UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 14, 2010
MoneyGram International, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-31950	16-1690064

(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification No.)

2828 N. Harwood Street, 15th Floor
Dallas, Texas 75201	75201

(Address of principal executive offices)	(Zip code)
(214) 999-7552
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     MoneyGram International Inc. (the “Company”) plans to file a registration statement on Form S-3 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) today, December 14, 2010, for the offer and sale, from time to time, by (i) the Company of its common stock, preferred stock, depositary shares, debt securities, warrants, rights and units in an aggregate initial offering price of up to $500 million and (ii) the stockholders named in the Registration Statement as the “selling stockholders” of up to 568,087,162 shares of the Company’s common stock. The obligations of the Company under any debt securities that it may issue pursuant to the Registration Statement may be guaranteed by certain of the Company’s subsidiaries that are co-registrants under the Registration Statement (the “Guarantor Subsidiaries”).
     Pursuant to Rule 3-10 of Regulation S-X promulgated by the SEC, the Company is required to provide certain condensed consolidating financial information relating to the Company, the Guarantor Subsidiaries and the subsidiaries of the Company that are not named in the Registration Statement as Guarantor Subsidiaries. Accordingly, the Company is filing this Current Report on Form 8-K (this “Report”) to add (i) Note 19 to its audited consolidated financial statements included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2009, filed with the SEC on March 15, 2010 (the “2009 10-K”) and (ii) Note 18 to its unaudited consolidated financial statements included in its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2010, filed with the SEC on November 5, 2010 (the “2010 Third Quarter 10-Q”). To reflect the addition of Note 19 to the Company’s audited consolidated financial statements included within the 2009 10-K (the “ 2009 10-K Financial Statements”) and Note 18 to the Company’s unaudited consolidated financial statements included within the 2010 Third Quarter 10-Q (the “2010 Third Quarter 10-Q Financial Statements), the Company has amended such financial statements in their entirety. The 2009 10-K Financial Statements and the 2010 Third Quarter 10-Q Financial Statements are attached hereto as Exhibits 99.1 and 99.2, respectively, are incorporated by reference herein and will be incorporated by reference in the Registration Statement at such time as it becomes effective.
     The Company has filed this Report for the purpose described above only. Other than the addition of the condensed consolidating financial information required by Rule 3-10 of Regulation S-X in connection with the filing of the Registration Statement, the information contained in the 2009 10-K and the 2010 Third Quarter 10-Q remains unchanged and reflects disclosures made at the time of such filing. No attempt has been made in this Report or in the exhibits to this Report to modify or update disclosures in the 2009 10-K or the 2010 Third Quarter 10-Q except as described in this Item 8.01. This Report should be read in conjunction with the 2009 10-K and the 2010 Third Quarter 10-Q.
     As disclosed in the Current Report on Form 8-K filed on December 8, 2010, the United States Court of Appeals for the Federal Circuit issued a ruling in favor of the Company’s appeal of a patent suit brought by Western Union, which was originally decided in 2009. This decision reverses the lower court’s ruling on all issues raised by the Company’s appeal. During the year ended December 31, 2009, the Company had recorded a $16.5 million charge in its Consolidated Statements of Loss based upon the lower court’s ruling.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
The following exhibits are filed herewith:

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP

99.1	Update to the Annual Report on Form 10-K for the fiscal year ended December 31, 2009, Part II, Item 8, Financial Statements and Supplementary Data

99.2	Update to the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2010, Part I, Item 1, Financial Statements

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MoneyGram International, Inc.
December 14, 2010	By:	/s/ James E. Shields
James E. Shields
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP

99.1	Update to the Annual Report on Form 10-K for the fiscal year ended December 31, 2009, Part II, Item 8, Financial Statements and Supplementary Data

99.2	Update to the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2010, Part I, Item 1, Financial Statements